Exhibit 99.1

JDA Software Group, Inc.	JDA Investor Relations Contacts:
NEWS RELEASE	David Alberty, JDA’s Group Vice President of
Accounting, Finance and Treasury
Tel: (480) 308-3000

Lawrence Delaney, Jr., The Berlin Group
Tel: 714-734-5000; larry@berlingroup.com
JDA Software Reports Solid First Quarter 2009 Results
Scottsdale, Ariz. – April 20, 2009 – JDA® Software Group, Inc. (NASDAQ: JDAS) today announced financial results for the first quarter ended March 31, 2009. JDA reported total revenues of $83.3 million and software revenues of $15.3 million for first quarter 2009, compared to total revenues of $93.9 million and software revenues of $20.0 million for first quarter 2008.
First Quarter 2009 Financial Summary
▪	Adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization) was $16.7 million in the first quarter 2009, compared to $21.9 million in first quarter 2008.

▪	Adjusted non-GAAP earnings for first quarter 2009 were $0.26 per share as compared to $0.33 per share in first quarter 2008, and exclude amortization of acquired software technology and intangibles, restructuring charges and stock-based compensation.

▪	The Company reported GAAP net income for first quarter 2009 of $2.6 million or $0.08 per share, compared to GAAP net income of $5.4 million or $0.15 per share in first quarter 2008.

▪	DSOs were 71 days at the end of first quarter 2009, compared to 79 days at the end of first quarter 2008.

▪	The Company reported cash flow from operations of $33.1 million in first quarter 2009 compared to cash flow of $23.1 million in first quarter 2008.

▪	The Company had cash and cash equivalents of $63.0 million at March 31, 2009, compared to $32.7 million at December 31, 2008, and no debt at either date.

▪	JDA repurchased 229,912 shares of its common stock for $2.5 million in first quarter 2009 at prices ranging from $10.34 to $11.0 per share. The shares were repurchased pursuant to a program approved by JDA’s Board to invest up to $30.0 million to repurchase shares of common stock in the open market or in private transactions at prevailing market prices during the 12-month period ending March 10, 2010.
     “We delivered a solid, profitable quarter with strong cash flows, which underscores the durable nature of our business model in these difficult times,” said JDA CEO Hamish Brewer. “Another important
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JDA Software Reports Solid First Quarter 2009 Results
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metric that highlights the strength of our value proposition is our annualized maintenance retention in first quarter 2009, which at 96.7% was only slightly lower than first quarter 2008 when we saw 97.3% retention.”
     “We see continuing evidence that the market is focused on IT solutions that can reliably reduce working capital, improve margins and minimize lost sales. This trend is good news for JDA as we are broadly recognized as the market leader proven to cost-efficiently deliver supply chain planning and optimization solutions that drive these results,” added Brewer.
First Quarter 2009 Software Highlights
▪	JDA closed a total of 46 new software deals during the quarter, including three contracts exceeding $1.0 million in first quarter 2009. Two of these deals were in the Americas region and one was in Europe.

▪	JDA’s Americas region closed $11.1 million in software license deals in the first quarter 2009, compared to $13.2 million in first quarter 2008. Software transactions with Americas customers included: Carlson Hotels Worldwide, Goya Foods Inc., Havi Global Solutions, Kirkland’s Inc., Metro Inc., Polo Ralph Lauren Corporation, RONA Inc. and Wawa Inc.

▪	Software sales in JDA’s Europe, Middle East and Africa (EMEA) region were $3.2 million in first quarter 2009, compared to $4.7 million in first quarter 2008. EMEA customers that signed license agreements in first quarter 2009 included: CASHBUILD, Rexel SA and TDG Ltd.

▪	JDA’s Asia Pacific region posted software sales of $1.0 million in first quarter 2009, compared to $2.1 million in first quarter 2008. Wins in this region included: Duty Free Philippines, Nagatanien Co. Ltd., New City Commercial Corporation, Portland Group and Rose Pharmacy, Inc.
Conference Call Information
     JDA Software Group, Inc. will host a conference call at 4:45 p.m. (Eastern) today to discuss earnings results for its first quarter ended March 31, 2009. To participate in the call, dial 1-800-762-8779 (United States) or 1-480-248-5081 (International) and ask the operator for the “JDA Software Group, Inc. First Quarter 2009 Earnings Conference Call.” To participate in the webcast, visit the following Web page at the time of the conference call: http://viavid.net/dce.aspx?sid=00006068.
     A replay of the conference call will begin Monday, April 20, 2009 at 7:45 p.m. (Eastern) and will end on Wednesday, May 20, 2009 at 11:59 p.m. (Eastern). You can hear the replay by dialing 1-800-406-7325 (United States) or 1-303-590-3030 (International) using access 4038157.
About JDA Software Group, Inc.
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     JDA® Software Group, Inc. (NASDAQ: JDAS) is the world’s leading supply chain solutions provider, helping companies optimize operations and improve profitability. JDA drives business efficiency for its global customer base of more than 5,800 retailers, manufacturers, wholesaler-distributors and services industries companies through deep domain expertise and innovative solutions. JDA’s combination of unmatched services, together with its integrated yet modular solutions for merchandising, supply chain planning and execution and revenue management, leverage the strong heritage and knowledge capital of market leaders including Manugistics, E3, Intactix and Arthur. When supply chain results matter, companies turn to JDA. For more information about JDA, visit www.jda.com or contact us at info@jda.com or call +1.800.479.7382 / +1.480.308.3000.
“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995
     This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “will,” and “expect” and other words with forward-looking connotations. In this press release, such forward-looking statements include, without limitation, Mr. Brewer’s statements regarding the durable nature of our business model and evidence that our markets are continuing to focus on IT solutions such as ours. The occurrence of future events may involve a number of risks and uncertainties, including, but not limited to: (i) the possibility that the current economic downturn will persist and cause a decline in the demand for our solutions, thereby negatively impacting our financial results; and, (ii) other risks detailed from time to time in the “Risk Factors” section of our filings with the Securities and Exchange Commission. Additional information relating to the uncertainty affecting our business is contained in our filings with the SEC. As a result of these and other risks, actual results may differ materially from those predicted. JDA is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Information
     This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management’s presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.
Use and Economic Substance of Non-GAAP Financial Measures Used by JDA
     The Company uses non-GAAP measures of performance, including adjusted operating income, EBITDA (earnings before interest, taxes, depreciation and amortization) and earnings per share, in its public statements.  Management uses, and chooses to disclose, these non-GAAP financial measures because (i) such measures provide an additional analytical tool to clarify the Company’s results from operations and help the Company to identify underlying trends in its results of operations; (ii) the Company uses non-GAAP earnings measures, including EBITDA, as a measure of profitability because such measures help the Company compare its performance on a consistent basis across time periods; and (iii) these non-GAAP measures are employed by the Company’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting. The Company also internally uses adjusted EBITDA measures for determining (a) compliance with certain financial covenants in its credit agreement and (b) executive and employee compensation. Set forth below are additional reasons why specific items are excluded from the Company’s non-GAAP financial measures:
▪	Amortization charges for acquired technology are excluded because they result from prior acquisitions, rather than ongoing operations, and absent additional acquisitions, are expected to decline over time.

▪	Amortization charges for other intangibles are excluded because they are non-cash expenses, and while tangible and intangible assets support our business, we do not believe the related amortization costs are directly attributable to the operating performance of our business.

▪	Restructuring charges and adjustments to acquisition-related reserves are significant non-routine expenses that cannot be predicted and typically relate to a change in our
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business model or to a change in our estimate of the costs to complete a plan to exist an activity of an acquired company. The exclusion of these charges promotes period-to-period comparisons and transparency. Such charges are primarily related to severance costs and/or the disposition of excess facilities driven by the changes to our business model.

▪	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.
     Material Limitations (and Compensation thereof) Associated with the Use of Non-GAAP Financial Measures
     Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company’s GAAP results. In the future, the Company expects to continue reporting non-GAAP financial measures excluding items described above and the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above. Accordingly, exclusion of these and other similar items in our non-GAAP presentation should not be construed as an inference that these costs are unusual, infrequent or non-recurring.
Some of the limitations in relying on non-GAAP financial measures are:
▪	Amortization of acquired technology and intangibles, though not directly affecting our current cash position, represent the loss in value as the technology in our industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining our current technological position in our competitive industry which is addressed through our research and development program.

▪	The Company may engage in acquisition transactions in the future. In addition, we incur other restructuring charges from time to time when necessary to adjust our business model. Restructuring related charges may therefore continue to be incurred and should not be viewed as non-recurring.

▪	Stock-based compensation is an important component of our incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future under Statement of Financial Accounting Standards No. 123R, Share-Based Payment.

▪	Other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure.
     We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial measures only supplementally. We also provide reconciliations of each non-GAAP financial measure to our most directly comparable GAAP measure, and we encourage investors to review carefully those reconciliations.
Usefulness of Non-GAAP Financial Measures to Investors
     The Company believes that the presentation of these non-GAAP financial measures is warranted for several reasons. First, such non-GAAP financial measures provide investors and management an additional analytical tool for understanding the Company’s financial performance by excluding the impact of items which may obscure trends in the core operating performance of the business. Second, since the Company has historically reported non-GAAP results to the investment community, the Company believes the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare the Company’s performance across financial reporting periods.
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JDA SOFTWARE GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts, unaudited)

	March 31,	December 31,
	2009	2008
ASSETS
Current Assets:
Cash and cash equivalents	$63,015	$32,696
Accounts receivable, net	65,672	79,353
Income tax receivable	1,159	316
Deferred tax asset	22,893	22,919
Prepaid expenses and other current assets	17,336	14,223

Total current assets	170,075	149,507

Non-Current Assets:
Property and equipment, net	42,180	43,093
Goodwill	135,275	135,275
Other Intangibles, net:
Customer lists	116,063	121,719
Acquired software technology	23,152	24,160
Trademarks	915	1,335
Deferred tax asset	43,834	44,815
Other non-current assets	4,702	4,872

Total non-current assets	366,121	375,269

Total Assets	$536,196	$524,776

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$7,776	$3,273
Accrued expenses and other liabilities	37,358	52,090
Deferred revenue	81,779	62,005

Total current liabilities	126,913	117,368

Non-Current Liabilities:
Accrued exit and disposal obligations	8,006	8,820
Liability for uncertain tax positions	7,211	7,093

Total non-current liabilities	15,217	15,913

Total Liabilities	142,130	133,281

Redeemable Preferred Stock	50,000	50,000

Stockholders’ Equity:
Preferred stock, $.01 par value; authorized 2,000,000 shares; none issued or outstanding	—	—
Common stock, $.01 par value; authorized, 50,000,000 shares; issued 32,914,668 and 32,458,396 shares, respectively	329	325
Additional paid-in capital	313,158	305,564
Deferred compensation	(6,753)	(2,915)
Retained earnings	58,912	56,268
Accumulated other comprehensive loss	(2,631)	(2,017)

	363,015	357,225
Less treasury stock, at cost, 1,599,308 and 1,307,317 shares, respectively	(18,949)	(15,730)

Total stockholders’ equity	344,066	341,495

Total liabilities and stockholders’ equity	$536,196	$524,776

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JDA SOFTWARE GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except earnings per share data, unaudited)

	Three Months Ended
	March 31,
	2009	2008
REVENUES:
Software licenses	$15,325	$20,036
Maintenance services	42,997	45,812

Product revenues	58,322	65,848

Consulting services	23,034	25,824
Reimbursed expenses	1,977	2,203

Service revenues	25,011	28,027

Total revenues	83,333	93,875

COST OF REVENUES:
Cost of software licenses	602	1,053
Amortization of acquired software technology	1,008	1,501
Cost of maintenance services	10,549	11,196

Cost of product revenues	12,159	13,750

Cost of consulting services	19,382	19,860
Reimbursed expenses	1,977	2,203

Cost of service revenues	21,359	22,063

Total cost of revenues	33,518	35,813

GROSS PROFIT	49,815	58,062

OPERATING EXPENSES:

Product development	12,573	13,676
Sales and marketing	14,252	16,109
General and administrative	11,026	11,588
Amortization of intangibles	6,076	6,076
Restructuring charges and adjustments to acquisition-related reserves	1,430	756

Total operating expenses	45,357	48,205

OPERATING INCOME	4,458	9,857

Interest expense and amortization of loan fees	(239)	(2,494)
Interest income and other, net	(243)	1,297

INCOME BEFORE INCOME TAX PROVISION	3,976	8,660

Income tax provision	1,332	3,304

NET INCOME	$2,644	$5,356

BASIC EARNINGS PER SHARE	$.08	$.16

DILUTED EARNINGS PER SHARE	$.08	$.15

SHARES USED TO COMPUTE:
Basic earnings per share	34,961	33,924

Diluted earnings per share	35,075	35,085

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JDA SOFTWARE GROUP, INC.
NON-GAAP MEASURES OF PERFORMANCE
(in thousands, except share data, unaudited)

	Three Months Ended
	March 31,
	2009	2008
NON-GAAP OPERATING INCOME AND ADJUSTED EBITDA

Operating income (GAAP BASIS)	$4,458	$9,857

Adjustments for non-GAAP measures of performance:

Add back amortization of acquired software technology	1,008	1,501
Add back amortization of intangibles	6,076	6,076
Add back restructuring charges and adjustments to acquisition reserves	1,430	756
Add back stock-based compensation	1,410	1,182

Adjusted non-GAAP operating income	14,382	19,372

Add back depreciation	2,327	2,478

Adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization)	$16,709	$21,850

NON-GAAP OPERATING INCOME AND AJDUSTED EBITDA, as a percentage of revenue

Operating income (GAAP BASIS)	5%	10%

Adjustments for non-GAAP measures of performance:

Amortization of acquired software technology	1%	2%
Amortization of intangibles	7%	6%
Restructuring charges and adjustments to acquisition reserves	2%	1%
Stock-based compensation	2%	1%

Adjusted non-GAAP operating income	17%	20%

Depreciation	3%	3%

Adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization)	20%	23%

NON-GAAP EARNINGS PER SHARE

Income before income tax provision	$3,976	$8,660

Amortization of acquired software technology	1,008	1,501
Amortization of intangibles	6,076	6,076
Restructuring charges and adjustments to acquisition reserves	1,430	756
Stock-based compensation	1,410	1,182

Adjusted income before income taxes	13,900	18,175

Adjusted income tax expense	4,865	6,543

Adjusted net income	$9,035	$11,632

Adjusted non-GAAP diluted earnings per share	$0.26	$0.33

Shares used to compute non-GAAP diluted earnings per share	35,075	35,085

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	Three Months Ended
	March 31,
	2009	2008

CASH FLOW INFORMATION

Net cash provided by operating activities	$33,055	$23,099

Net cash used in investing activities:

Payment of direct costs related to acquisitions	$(817)	$(1,368)
Purchase of property and equipment	(1,003)	(2,169)
Proceeds from disposal of property and equipment	16	69

	$(1,804)	$(3,468)

Net cash provided by financing activities:

Issuance of common stock under equity plans	$2,506	$43
Principal payments on term loan agreement	—	(5,649)
Purchase of treasury stock	(3,219)	(1,443)
Other, net	—	5

	$(713)	$(7,044)

JDA Software Group, Inc.
14400 N. 87th Street
Scottsdale, AZ 85260
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